UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: March 11, 2021

Professional Holding Corp.

(Exact name of registrant as specified in its charter)

Florida	001-39215	46-5144312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

396 Alhambra Circle, Suite 255		33134
Coral Gables, Florida,		(Zip Code)
(Address of principal executive offices)

(786) 483-1757

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Class A Common Stock, par value $0.01 per share	PFHD	NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.         Change in Registrant’s Certifying Accountant.

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the current report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2021 (the “Original Report”) by Professional Holding Corp. (the “Company”), concerning the Company’s decision to engage Ernst & Young LLP (E&Y) as its independent registered public accounting firm following the dismissal of Crowe LLP (“Crowe”) and updates Item 4.01 and adds Item 9.01 to file Crowe’s letter to the SEC furnished to the Company on March 26, 2021, in response the Original Report. Except as specifically described above, (i) this Amendment does not reflect events occurring subsequent to the filing of the Original Report and (ii) no other substantive changes have been made to the disclosure set forth in the Original Report.

Item 4.01 Changes in Registrant’s Certifying Accountant.

As previously disclosed in the Original Report, on March11, 2021, the audit committee of the Company’s board of directors approved a resolution appointing E&Y as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ended December 31, 2021, replacing Crowe, which was dismissed from its role as the Company’s independent registered public accounting firm, effective upon the completion of the 2020 annual audit.

The Company has provided Crowe with a copy of the disclosure regarding the change of auditors and has requested that Crowe furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules. A copy of Crowe’s letter to the SEC, dated March 26, 2021, is filed as Exhibit 16.1 to this Amendment.

Item 9.01.         Financial Statements and Exhibits.

1.	(d) Exhibits

Exhibit No.	Description
16.1	Letter from Crowe LLP to the SEC dated March 26, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Holding Corp.
(Registrant)

March 26, 2021	By:	/s/ Michael C. Sontag
(Date)		Michael C. Sontag
EVP and General Counsel